CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


The undersigned, the CEO of FaithShares Trust (the "Funds"), with respect to the Funds' Form N-CSR for the period ended January 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: April 1, 2011

                                             /S/ J. GARRETT STEVENS
                                             ---------------------------
                                             J. Garrett Stevens
                                             CEO

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


The undersigned, the Treasurer of FaithShares Trust (the "Funds"), with respect to the Funds' Form N-CSR for the period ended January 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: April 1, 2011

                                             /S/ THOMPSON S. PHILLIPS, JR.
                                             --------------------------------
                                             Thompson S. Phillips, Jr.
                                             Treasurer